abrdn Funds: Summary Prospectus
abrdn China A Share Equity Fund

February 29, 2024

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, shareholder reports and other information about the Fund online at https://www.abrdn.com/en-us/us/investor/fund-centre#literature. You can also get this information at no cost by e-mailing a request to Investor.Services.US@abrdn.com, calling (866) 667-9231 or asking your financial advisor. The Fund’s Prospectus and Statement of Additional Information, both dated February 29, 2024, and the independent registered public accounting firm’s report and financial statements in the Fund’s annual report, dated October 31, 2023  are incorporated by reference into this summary prospectus.

Fund Tickers

Class A – GOPAX ■ Class C – GOPCX ■ Class R – GOPRX ■ Institutional Class – GOPIX ■ Institutional Service Class – GOPSX

Objective

The abrdn China A Share Equity Fund (the “China A Fund” or the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy, hold and sell shares of the China A Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in abrdn Funds. More information about these and other discounts is available from your financial advisor and in the “Reduction and Waiver of Class A and Class A1 Sales Charges” and “Broker-Defined Sales Charge Waiver Policies” sections on pages 164 and 221 of the Fund’s prospectus, respectively, and in the “Additional Information on Purchases and Sales — Waiver of Class A and Class A1 Sales Charges” and “Reduction of Sales Charges” sections on pages 110 and 111 of the Fund’s Statement of Additional Information, respectively. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Fund Summary -  abrdn China A Share Equity Fund   1

Fund Summary - abrdn China A Share Equity Fund

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class R Shares	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00% (1)	1.00% (2)	None	None	None
Small Account Fee(3)	$20	$20	None	$20	$20

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.85%	0.85%	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	None	None
Other Expenses	0.69%	0.64%	0.73%	0.64%	0.68%
Acquired Fund Fees and Expenses(4)	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses(5)	1.80%	2.50%	2.09%	1.50%	1.54%
Less: Amount of Fee Limitations/Expense Reimbursements(6)	0.41%	0.47%	0.41%	0.46%	0.41%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements(5)	1.39%	2.03%	1.68%	1.04%	1.13%

(1)	Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.
(2)	If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1.00%; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker-dealer was not paid a commission at the time of purchase.
(3)	Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund may waive the quarterly fee. See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed.
(4)	Acquired fund fees and expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds.
(5)	The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements do not correlate to the Fund’s Ratio of Expenses (Prior to Reimbursements) to Average Net Assets and Ratio of Expenses to Average Net Assets, respectively, included in the Fund’s Financial Highlights in the Fund’s prospectus, as those ratios do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.
(6)	abrdn Funds (the “Trust”) and abrdn Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 0.99% for all classes of the Fund. This contractual limitation may not be terminated before February 28, 2025 without the approval of the Independent Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares, Class R shares and Institutional Service Class shares and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

Example

This Example is intended to help you compare the cost of investing in the China A Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the China A Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual limitation until its expiration, which impacts the 1-Year figures listed below).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES	$708	$1,071	$1,458	$2,538
CLASS C SHARES	$306	$734	$1,288	$2,801
CLASS R SHARES	$171	$615	$1,086	$2,388
INSTITUTIONAL CLASS SHARES	$106	$429	$775	$1,751
INSTITUTIONAL SERVICE CLASS SHARES	$115	$446	$801	$1,800

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
CLASS C SHARES	$206	$734	$1,288	$2,801

2   Fund Summary - abrdn China A Share Equity Fund

Fund Summary - abrdn China A Share Equity Fund

Portfolio Turnover

The China A Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 36.32% of the average value of its portfolio.

Principal Strategies

As a non-fundamental policy, under normal circumstances, the China A Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of mainland China-based companies that are denominated in Renminbi and listed on the Shenzhen and Shanghai stock exchanges (“China A Shares”). For the purposes of the Fund meeting its 80% investment policy, the Fund will include investments in exchange-traded funds (“ETFs”) that have policies to invest 80% or more of their assets in China A Shares.

China A Shares are only available to non-mainland China investors like the Fund through the Shanghai-Hong Kong and Shenzhen-Hong Kong Stock Connect programs (collectively, “Stock Connect”) or the Qualified Foreign Institutional Investor and Renminbi Qualified Foreign Institutional Investor systems (collectively, the “QFII Programs”). Stock Connect and the QFII Programs are subject to regulatory changes and specified quota limitations. The Shanghai and Shenzhen stock exchanges may close for extended periods for holidays or otherwise, which impacts the Fund’s ability to trade in China A Shares during those periods.

The Fund may invest in securities denominated in U.S. Dollars and the currencies of the foreign countries in which it is permitted to invest. The Fund typically has full currency exposure to those markets in which it invests.

The Fund may invest without limit in the equity securities of companies of any size, including small-cap and mid-cap companies. Equity securities include, but are not limited to, common stock, preferred stock and depositary receipts. The Fund also may invest in equity-linked notes. An equity-linked note is a security whose performance is generally tied to a single stock, a stock index or a basket of stocks. For purposes of the Fund’s 80% policy described above, equity-linked notes are classified according to their underlying or referenced security or securities. The Fund may invest in securities of any market sector and may hold a significant amount of securities of companies, from time to time, within a single sector. The Fund currently anticipates that it will have significant exposure to the consumer staples and industrials sectors.

In seeking to achieve the Fund’s investment objective, the Adviser and Sub-adviser invest in quality companies and are an active, engaged owners. The Adviser and Sub-adviser evaluate every company against quality criteria and build conviction using a team-based approach and peer review process. The quality assessment covers five key factors: 1) the durability of the business model, 2) the attractiveness of the industry, 3) the strength of financials, 4) the capability of management, and 5) the most material environmental, social and governance (“ESG”) factors impacting a company. As ESG information is just one investment consideration, ESG considerations generally are not solely determinative in any investment decision made by the Adviser and Sub-adviser. Through fundamental research, supported by a global research presence, the Adviser and Sub-adviser seek to identify companies whose quality and future prospects are not yet fully recognized by the market.

Principal Risks

The China A Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments – and therefore, the value of Fund shares – may fluctuate. The following is a list of the principal risks of investing in the Fund (in alphabetical order after the first nine risks).

Market Risk – Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.

Issuer Risk – The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions), to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry), or to the market as a whole (such as periods of market volatility or instability, or general and prolonged periods of economic decline).

Active Management Risk – The Fund is subject to the risk that the Adviser or Sub-adviser may make poor security selections. The Adviser or Sub-adviser and their portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser or the Sub-adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

Fund Summary -  abrdn China A Share Equity Fund   3

Fund Summary - abrdn China A Share Equity Fund

Foreign Securities Risk – Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

Emerging Markets Risk – Emerging markets are countries generally considered to be relatively less developed or industrialized, and investments in emerging markets countries are subject to a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).

China Risk. Significant exposure to China and Hong Kong securities subjects the Fund to additional risks, and may make it significantly more volatile than more geographically diverse mutual funds. Additional risks associated with investments in China and Hong Kong include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), trading halts, imposition of tariffs, limitations on repatriation and differing legal standards. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect the Fund’s investments.

China A Shares Risk. Trading in China A Shares through Stock Connect and the QFII Programs involves additional risks. Stock Connect is subject to a daily quota (the “Daily Quota”), which limits the maximum net purchases under Stock Connect each day and, as such, buy orders for China A Shares would be rejected once the Daily Quota is exceeded (although the Fund will be permitted to sell China A Shares regardless of the Daily Quota balance). Further, Stock Connect, which relies on the connectivity of the Shanghai or Shenzhen markets with Hong Kong, is subject to operational risk, regulations that are relatively untested and are subject to change, and extended market closures for holidays or otherwise. During an extended market closure, the Fund’s ability to trade in China A Shares will be impacted which may affect the Fund’s performance. The QFII Programs are subject to the risk that the Adviser may have its QFII Programs license revoked or restricted with respect to the Fund or the Fund may be impacted by the rules, restrictions and quota limitations connected to reliance on a QFII Programs license.

Foreign Currency Exposure Risk – The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

Illiquid Securities Risk – Illiquid securities are assets that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the asset. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Illiquid securities and relatively less liquid securities may also be difficult to value.

The Adviser employs procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of the Fund’s portfolio holdings. These procedures and tests take into account the Fund’s investment strategy and liquidity of portfolio investments during both normal and foreseeable stressed conditions, cash-flow projections during both normal and reasonable foreseeable stressed conditions, relevant market, trading and other factors, and monitor whether liquidity should be adjusted based on changed market conditions. These procedures and tests are designed to assist the Fund in determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable the Fund to ensure that it has sufficient liquidity to meet redemption requests.

Impact of Large Redemptions and Purchases of Fund Shares – Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

4   Fund Summary - abrdn China A Share Equity Fund

Fund Summary - abrdn China A Share Equity Fund

ESG Integration Risk – To the extent ESG factors are used to evaluate investments, the consideration of such factors may adversely affect a Fund’s performance. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which a Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. The application of ESG factors may result in a Fund performing differently than its benchmark index and other funds in its peer group that do not consider ESG factors or consider different ESG  factors.

Equity-Linked Notes – The Fund may invest in equity-linked notes, which are generally subject to the same risks as the foreign equity securities or the basket of foreign securities they are linked to. If the linked security(ies) declines in value, the note may return a lower amount at maturity. The trading price of an equity-linked note also depends on the value of the linked security(ies).

Exchange-Traded Fund Risk –  To the extent that the Fund invests in ETFs, the Fund may be subject to, among other risks, tracking error risk and passive and, in some cases, active management investment risk. An active secondary market in ETF shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance that an ETF’s shares will continue to be listed on an active exchange. In addition, Fund shareholders bear both their proportionate share of the Fund’s expenses and similar expenses incurred through the Fund’s ownership of the ETF.

Mid-Cap Securities Risk – Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.

Sector Risk – To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Consumer Staples Sector Risk. Companies in the consumer staples sector may be adversely affected by changes in the global economy, consumer spending, competition, demographics and consumer preferences, and production spending. Companies in the consumer staples sector may also be affected by changes in global economic, environmental and political events, economic conditions, the depletion of resources, and government regulation. For instance, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. In addition, tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Companies in the consumer staples sector also may be subject to risks pertaining to the supply of, demand for and prices of raw materials. The prices of raw materials fluctuate in response to a number of factors, including, without limitation, changes in government agricultural support programs, exchange rates, import and export controls, changes in international agricultural and trading policies, and seasonal and weather conditions. Companies in the consumer staples sector may be subject to severe competition, which may also have an adverse impact on their profitability.

Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies involved in this sector rely to a significant extent on government demand for their products and services.

Small-Cap Securities Risk – Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk. Small-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, a Fund’s investment in a small-cap company may lose substantial value.

Valuation Risk – The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Fund Summary -  abrdn China A Share Equity Fund   5

Fund Summary - abrdn China A Share Equity Fund

If the value of the Fund’s investments decreases, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.

Performance

The bar chart and table below can help you evaluate potential risks of the China A Fund. The bar chart shows how the Fund’s annual total returns for Class A have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges. If the applicable sales charges were included, the annual total returns would be lower than those shown. Unlike the bar chart, the returns in the table reflect the maximum applicable sales charges. The table compares the Fund’s average annual total returns to the returns of the MSCI China A (Onshore) Index (Net Daily Total Return), a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit https://www. abrdn.com/en-us/us/investor/fund-centre#literature or call 866-667-9231. The Fund changed its investment strategies effective June 13, 2019. The performance information for periods before June 13, 2019 does not reflect the Fund’s current investment strategies. In connection with the change in investment strategies, the Fund changed its name from Aberdeen China Opportunities Fund to Aberdeen China A Share Equity Fund.

Annual Total Returns – Class A Shares
(Years Ended Dec. 31)

Highest Return:  24.28%  - 4th quarter 2020

Lowest Return: -19.21%  - 3rd quarter 2022

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

6   Fund Summary - abrdn China A Share Equity Fund

Fund Summary - abrdn China A Share Equity Fund

Average Annual Total Returns as of December 31, 2023

	1 Year	5 Years	10 Years
Class A shares – Before Taxes	-29.53%	0.90%	1.20%
Class A shares – After Taxes on Distributions	-29.63%	0.48%	0.78%
Class A shares – After Taxes on Distributions and Sales of Shares(1)	-17.48%	0.80%	0.87%
Class C shares – Before Taxes	-26.45%	1.42%	1.11%
Class R shares – Before Taxes	-25.45%	1.80%	1.46%
Institutional Class shares – Before Taxes	-24.98%	2.45%	2.12%
Institutional Service Class shares – Before Taxes	-25.07%	2.33%	2.03%
MSCI China A (Onshore) Index (Net Daily Total Return) (reflects no deduction for fees or expenses)	-11.65%	5.19%	2.79%

(1)	Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the returns after taxes on distributions and sales of shares to be greater than the returns after taxes on distributions or the returns before taxes.

Investment Adviser

abrdn Inc.  (the “Adviser”) serves as the China A Fund’s investment adviser and abrdn Asia Limited (“aAL”)  serves as the Fund’s sub-adviser.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Pruksa Iamthongthong, CFA®	Senior Investment Director	2009
Jim Jiang	Investment Manager	2018
Elizabeth Kwik, CFA®	Investment Director	2013
Nicholas Yeo, CFA®	Director and Head of Equities – China	2009

Purchase and Sale of Fund Shares

The Fund’s minimum investment requirements are as follows:

CLASS A and CLASS C SHARES
To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50

CLASS R SHARES
To open an account	No Minimum
Additional investments	No Minimum

INSTITUTIONAL CLASS SHARES
To open an account	$1,000,000
Additional investments	No Minimum

INSTITUTIONAL SERVICE CLASS SHARES
To open an account	$1,000,000
Additional investments	No Minimum

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the prospectus under the “Choosing a Share Class” section.

Fund Summary -  abrdn China A Share Equity Fund   7

Fund Summary - abrdn China A Share Equity Fund

Fund shares may be redeemed on each day that the New York Stock Exchange is open. Fund shares may be sold by mail or fax, by telephone or on-line.

Tax Information

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

8   Fund Summary - abrdn China A Share Equity Fund